Per Share Data	12 Months Ended
Mar. 31, 2013
Per Share Data

(22) Per Share Data

The following table sets forth the computation of basic and diluted net income (loss) per share as of March 31:

	Yen (Millions) except per share data
	2011	2012	2013
Numerator:
Net income (loss)	¥3,163	(2,195)	(3,821)

Denominator:
Basic weighted average shares of common stock outstanding	175,481,854	173,271,717	173,478,054
Dilutive effect of exercise of stock options	13,604	—	—

Diluted weighted average shares of common stock outstanding	175,495,458	173,271,717	173,478,054

Basic net income (loss) per share	¥18.03	(12.67)	(22.03)
Diluted net income (loss) per share	18.03	(12.67)	(22.03)

At March 31, 2011, 2012 and 2013, Advantest had outstanding stock options convertible into 1,610,000, 4,888,206 and 5,704,699 shares of common stock, respectively, which were anti-dilutive and excluded from the calculation of diluted net income per share but could potentially dilute net income per share in future periods.